Retroactive Consent Request for Double-Trigger
The AES Corporation is requesting consent to retroactively apply the newly approved double-trigger Change In Control language to your outstanding LTC awards granted in 2014 and 2015.
As per Section 12 of The AES Corporation 2003 Long Term Compensation Plan (as amended on April 22, 2010) that governs these awards, the Compensation Committee is able to amend any terms of an award prospectively or retroactively provided, however that no such action shall impair the rights of a participant without their consent. The Compensation Committee approved the management proposal to retroactively implement the double-trigger Change In Control language retroactively to 2015 and 2014 awards. Thus, your consent is required for each outstanding award agreement regarding stock options, performance stock units, restricted stock units and performance units granted in those years for the proposed changes to take effect.
The proposed change would amend the language in your current awards agreements noted to read as below. (Please acknowledge your consent by reviewing and signing the final page of this document)
Section 7 of Performance Stock Unit award agreements for February 21, 2014 and February 20, 2015 grants would be amended to read as follows:
In the event of a (i) Change in Control and (ii) a Qualifying Event (as defined in Section 7(A) below) prior to the end of the Performance Period, if the PSUs described herein have not already been previously forfeited or cancelled, such PSUs will become fully vested (for the total amount of PSUs set forth in paragraph 1) and the Payment Date will occur contemporaneous with the Qualifying Event; provided, however, that in connection with a Change in Control, payment of any obligation payable pursuant to the preceding sentence may be made in cash of equivalent value and/or securities or other property in the Committee’s discretion.

(A)
Qualifying Event means the occurrence of one or more of the following events: (i) immediately upon the consummation of a Change in Control Event, failure of the successor company in a Change in Control event to provide Substitute Awards that are substantially similar in both nature and terms (including having an equivalent realizable pre-tax value to outstanding awards assuming vesting and delivery at the consummation of the Change in Control); (ii) within two years of the consummation of a Change in Control event, an involuntary termination without Cause of the Employee; or (iii) within two years of the consummation of a Change in Control event, a Good Reason Termination (as defined in Section 7(B) below) by the Employee.

(B)
Good Reason Termination means, without an Employee’s written consent, the Separation From Service (for reasons other than death, Disability or Cause) by an Employee due to any of the following events occurring within two years of the consummation of a Change in Control: (i) the relocation of an Employee’s principal place of employment to a location that is more than 50 miles from the principal place of employment in effect immediately prior to such Change in Control; (ii) a material diminution in the duties or responsibilities of an Employee from those in place immediately prior to such Change in Control; and (iii) a material reduction in the base salary or annual incentive opportunity of an Employee from what was in place immediately prior to such Change in Control. In order for an Employee to terminate for a Good Reason Termination, (i) an Employee must notify the successor entity in writing, within ninety (90) days of the event constituting Good Reason of the Employee’s intent to terminate employment for Good Reason, that specifically identifies in reasonable detail the manner of the Good Reason event, (ii) the event must remain uncorrected for thirty (30) days following the date that an Employee notifies the successor entity in writing of the Employee’s intent to terminate employment for Good Reason (the “Notice Period”), and (iii) the termination date must occur within sixty (60) days after expiration of the Notice Period.

Section 6 of Restricted Stock Unit award agreements for February 21, 2014 and February 20, 2015 grants would be amended to read as follows:
In the event of a (i) Change in Control and (ii) a Qualifying Event (as defined in Section 6(A) below) prior to the applicable Vesting Date, if the RSUs described herein have not already been previously forfeited or cancelled, such RSUs will become fully vested contemporaneous with the Qualifying Event; provided, however, that in connection with a Change in Control, payment of any obligation payable pursuant to the preceding sentence may be made in cash of equivalent value and/or securities or other property in the Committee’s discretion.

(A)
Qualifying Event means the occurrence of one or more of the following events: (i) immediately upon the consummation of a Change in Control Event, failure of the successor company in a Change in Control event to provide Substitute Awards that are substantially similar in both nature and terms (including having an equivalent realizable pre-tax value to outstanding awards assuming vesting and delivery at the consummation of the Change in Control); (ii) within two years of the consummation of a Change in Control event, an involuntary termination without Cause of the Employee; or (iii) within two years of the consummation of a Change in Control event, a Good Reason Termination (as defined in Section 6(B) below) by the Employee.

(B)
Good Reason Termination means, without an Employee’s written consent, the Separation From Service (for reasons other than death, Disability or Cause) by an Employee due to any of the following events occurring within two years of the consummation of a Change in Control: (i) the relocation of an Employee’s principal place of employment to a location that is more than 50 miles from the principal place of employment in effect immediately prior to such Change in Control; (ii) a material diminution in the duties or responsibilities of an Employee from those in place immediately prior to such Change in Control; and (iii) a material reduction in the base salary or annual incentive opportunity of an Employee from what was in place immediately prior to such Change in Control. In order for an Employee to terminate for a Good Reason Termination, (i) an Employee must notify the successor entity in writing, within ninety (90) days of the event constituting Good Reason of the Employee’s intent to terminate employment for Good Reason, that specifically identifies in reasonable detail the manner of the Good Reason event, (ii) the event must remain uncorrected for thirty (30) days following the date that an Employee notifies the successor entity in writing of the Employee’s intent to terminate employment for Good Reason (the “Notice Period”), and (iii) the termination date must occur within sixty (60) days after expiration of the Notice Period.

Section 6 of Stock Option award agreements for February 21, 2014 and February 21, 2015 grants would be amended to read as follows:
In the event of a (i) Change in Control and (ii) a Qualifying Event (as defined in Section 6(A) below) prior to the applicable Vesting Date, to the extent that all or any portion of this Option has not already been previously forfeited or cancelled, such portion of this Option will become fully vested and exercisable contemporaneous with the Qualifying Event; provided, however, that in connection with a Change of Control or certain other events, the Committee may, in its discretion (i) cancel any or all outstanding Options issued pursuant to the Plan in consideration for payment to the holders of such cancelled Options of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if such Options had been fully vested and exercisable, and had been fully exercised, immediately prior to such transaction, less the option price, if any, that would have been payable therefore, or (ii) if the net amount referred to in clause (i) would be negative, cancel such Options for no consideration of any kind. Payment of any obligation payable pursuant to the preceding sentence may be made in cash of equivalent value and/or securities or other property in the Committee’s discretion.

(A)
Qualifying Event means the occurrence of one or more of the following events: (i) immediately upon the consummation of a Change in Control Event, failure of the successor company in a Change in Control event to provide Substitute Awards that are substantially similar in both nature and terms (including having an equivalent realizable pre-tax value to outstanding awards assuming vesting and delivery at the consummation of the Change in Control); (ii) within two years of the consummation of a Change in Control event, an involuntary termination without Cause of the Employee; or (iii) within two years of the consummation of a Change in Control event, a Good Reason Termination (as defined in Section 6(B) below) by the Employee.

(B)
Good Reason Termination means, without an Employee’s written consent, the Separation From Service (for reasons other than death, Disability or Cause) by an Employee due to any of the following events occurring within two years of the consummation of a Change in Control: (i) the relocation of an Employee’s principal place of employment to a location that is more than 50 miles from the principal place of employment in effect immediately prior to such Change in Control; (ii) a material diminution in the duties or responsibilities of an Employee from those in place immediately prior to such Change in Control; and (iii) a material reduction in the base salary or annual incentive opportunity of an Employee from what was in place immediately prior to such Change in Control. In order for an Employee to terminate for a Good Reason Termination, (i) an Employee must notify the successor entity in writing, within ninety (90) days of the event constituting Good Reason of the Employee’s intent to terminate employment for Good Reason, that specifically identifies in reasonable detail the manner of the Good Reason event, (ii) the event must remain uncorrected for thirty (30) days following the date that an Employee notifies the successor entity in writing of the Employee’s intent to terminate employment for Good Reason (the “Notice Period”), and (iii) the termination date must occur within sixty (60) days after expiration of the Notice Period.

Consent for Retroactive Implementation of Double-Trigger Language
I hereby consent to and authorize The AES Corporation to retroactively amend the above-noted award agreements, as applicable, with the language provided above as required under Section 12 of The AES Corporation 2003 Long Term Compensation Plan (as amended and restated on April 22, 2010).

_____________________________________        _______________
[Name of Executive]                    Date